                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-12

                              SHOPKO STORES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
THIS FILING CONSISTS OF THE COMPANY'S TALKING POINTS FOR COMMUNICATIONS WITH ITS SUPPLIERS IN CONNECTION WITH THE PROPOSED MERGER.

ShopKo Stores, Inc.
TALKING POINTS SHOPKO STORES, INC. SUPPLIERS

                                                                   April 8, 2005

     o Today, we signed a definitive merger agreement ("Merger Agreement") to be acquired by Badger Retail Holding, Inc., an affiliate company of Goldner Hawn Johnson & Morrison Incorporated, a Minneapolis-based private equity firm. Please refer to the press release issued today for further details.

     o ShopKo's current Chairman of the Board, Jack Eugster has resigned his position as Chairman of the Board of Directors and his Board committee positions, effective immediately. John Turner and Steve Watson, both members of ShopKo's Board of Directors, have been named as Co-Chairmen of the Board. Mr. Eugster will remain on the Board of Directors of Shopko while the transaction is pending. ShopKo's current President and Chief Executive Officer, Sam Duncan, has indicated that he will not remain with ShopKo following the transaction, however, other members of ShopKo's senior management team are expected to remain in place and may invest in the company. Mr. Eugster will have an ongoing equity investment in ShopKo as part of the financing and after the merger becomes effective, Mr. Eugster is expected to serve as Chairman of the Board as well as acting President and Chief Executive Officer until a new President and Chief Executive Officer is named.

     o The acquisition is expected to be completed by the end of ShopKo's second fiscal quarter of 2005, pending shareholder approval and subject to certain closing conditions outlined in the press release.

     o As a public company, we are limited in the amount of information we can provide, and any further communications will be posted on our website. More specific details regarding this transaction will be contained in the definitive proxy materials that will be mailed to our shareholders in the near future.

     o As indicated in the press release, commitment letters have been received from Bank of America, ShopKo's current principal lender, and Backbay Capital Funding LLC, an affiliate of Bank of America.

     o The financing commitments contemplate that the company will have substantial excess borrowing capacity above the anticipated needs of the enterprise.

     o    We believe this transaction makes sense in a number of ways:

                  Financial backing from a respected private equity firm and one of the nation's largest lenders ensures our continued commitment to employees, customers and our valued supplier community.

                  We will continue to be owned and operated by a Midwestern management team committed to serving our markets and strengthening our competitive position.

                  The company will be privately held and will be able to eliminate many of the expenses of being a publicly traded company.

     o Business will proceed as usual as we continue to improve our market position by leveraging our merchandising strategies.

     o We believe that this transaction will only strengthen our relationships with suppliers which we currently consider to be excellent.

     o ShopKo values its supplier relationships, and we will continue to work closely with you to ensure your continued support.

In connection with ShopKo's solicitation of proxies with respect to the meeting of shareholders to be called with respect to the proposed merger, ShopKo will file with the Securities and Exchange Commission (the "SEC"), and will furnish to shareholders of ShopKo, a proxy statement. SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT IS FINALIZED AND DISTRIBUTED TO SHAREHOLDERS BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC's website at http://www.sec.gov. Shareholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to ShopKo Stores, Inc., P.O. Box 19060, Green Bay, WI 54307, Attention: Corporate Secretary, Telephone: 920-429-2211, or from ShopKo's website, http://www.shopko.com.

ShopKo and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies from shareholders of ShopKo in favor of the proposed merger. Information regarding the persons who may be considered "participants" in the solicitation of proxies will be set forth in ShopKo's proxy statement when it is filed with the SEC. Information regarding certain of these persons and their beneficial ownership of ShopKo common stock as of April 15, 2004 is also set forth in the Schedule 14A filed by ShopKo on April 26, 2004 with the SEC.

Statements about the expected timing, completion and effects of the proposed merger and all other statements in this release other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. ShopKo may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain shareholder approval, the failure of financing or the failure to satisfy the other closing conditions. These factors, and other factors that may affect the business or financial results of ShopKo are described in ShopKo's filings with the SEC, including ShopKo's annual report on Form 10-K for the fiscal year ended January 29, 2005.